Exhibit 99.1



                      Amended Strategic Alliance Agreement

         This Strategic Alliance Agreement ("Agreement") amends and replaces the agreement entered into by and between E-City Software, Inc., a Nevada corporation ("E-City") and On Alert Systems, Inc., a Nevada corporation ("On Alert") on May 23rd, 2003. This agreement is effective this 3rd day of September, 2003.

         Preamble

         E-City has developed a 3D computer mapping technology for use by municipal, state and federal governments as well as private industry for a variety of mapping applications. E-City entered into an Agreement with On Alert, in which both companies agreed to cooperate with each other to enhance the mutual possibilities of sales relating to On Alert's teaming, marketing and distribution agreements and E-City's computer mapping technology. On Alert has knowledge in the security technology area and believes there are a number of applications for E-City's 3D computer mapping technology, identified as E-City's 3D CityMaps(TM) and E-City agrees to license this software to On Alert according to the attached license agreement herein known as Exhibit A.

         Therefore, the Parties have resolved as follows:

1.       E-City and On Alert agree to amend the existing Strategic Alliance
         Agreement.
2.       E-City covenants, warrants and represents that:

         It has full authority to enter into the agreement herein attached as Exhibit A. It is a corporation in good standing under the state of Nevada.

3.       On Alert covenants, warrants and represents that:

a. It has full authority to enter into the agreement herein attached as Exhibit A.
b.       It is a corporation in good standing under the state of Nevada.

4. The parties acknowledge that Nevada law will govern this Agreement and that this Agreement contains their complete understanding with respect to the matters discussed herein. This Agreement may be signed in counterparts, together which shall constitute a complete and binding instrument.

         In Witness Whereof, the Parties duly affix their signatures hereto as of the date first marked above.

         On Alert Systems, Inc.

                                    BY:  /s/ William C. Robinson
                                    William C. Robinson, Chief Executive Officer


         E-City Software, Inc.

                                    BY: /s/ William C. Robinson
                                    William C. Robinson, Chief Executive Officer

                                    Exhibit A

                                       to

                          Strategic Alliance Agreement


                       Global Exclusive License Agreement




         THIS LICENSE AGREEMENT (hereinafter called "Agreement") made this 3rd day of September, 2003 by and between E-CITY SOFTWARE, INC., a Nevada corporation (hereinafter called "E-City", which term shall include E-City's subsidiaries), and On Alert Systems, Inc. ("Licensee").


                                   WITNESSETH:


         WHEREAS, E-City has developed and possesses certain software products listed in Exhibit B for use in the commercial and military mapping environment (which is called "E-City Software"),

                  WHEREAS, LICENSEE desires to license the use of the E-City Software in the Territory, as defined herein, both for its own use and for purposes of sublicensing within the Territory.

         WHEREAS, LICENSEE desires to act as the exclusive global developer and distributor for E-City Software, with the right to sublicense within the Territory;

         WHEREAS, subject to the conditions and terms contained herein, E-City is willing and desirous to grant to LICENSEE, and LICENSEE desires to obtain from E-City a global, exclusive, transferable, assignable license for the development, use, resale, sublicense and distribution to the E-City Software for LICENSEE and for multiple purposes in the commercial and military mapping market the Territory, which shall be global; and

         WHEREAS, E-City and LICENSEE have negotiated and agreed upon the following conditions and terms for a business relationship for the license and sale of the E-City Software.

         NOW, THEREFORE, for and in the consideration of Ten Dollars ($10.00) in hand paid by each respective party to the other and other good/valuable considerations including, but not limited to, the covenants, conditions and terms hereof, the sufficiency and receipt of said good/valuable considerations being herewith acknowledged by the respective parties, E-City and LICENSEE stipulate and agree as follows:

1. Recitals. The recitals set forth above are accurate, correct and true and are incorporated herein by this reference describing specifically the understandings and intentions of the respective parties hereto.

2. Definitions. When used in this Agreement, the following terms shall have the meanings set forth next to the same as follows:

                  (a) The term "E-City Software" means the E-City Software component that is sold under the trademarks in Exhibit B, but not including any modules, which may be used in connection with E-City Software; the term "Modules" refers to E-City Software together with the optional modules that E-City has developed to work in connection with E-City Software.

                  (b) The term "Future Products" means the E-City Software components, which are developed during the Term of this agreement in the field of mapping technology by E-City for sale and licensing.

         3.       E-City's Right to Terminate.
                  ---------------------------

                  (a) E-City may terminate this Agreement, in addition to any other remedies available to it, (i) if LICENSEE has failed to perform or meet any material obligation, condition or term contained herein and failed to remedy the default within thirty (30) days after the receipt of written notice from E-City to that effect, or (ii) if LICENSEE has failed to make any payment when payable and due under this Agreement to E-City within fifteen (15) days after the receipt of written notice from E-City to that effect.

                  (b) Notwithstanding the foregoing, this Agreement shall be automatically terminated if LICENSEE becomes bankrupt, involuntary, voluntary or adjudicated, or LICENSEE shall cease to function as a going concern by suspending or discontinuing its business for any reason except for periodic shutdowns in the ordinary course of business and interruptions caused by strike, labor dispute or any other events over which it has no control.

                  (C) E-City's failure to resort to any remedy for breach hereunder shall not be deemed to be a waiver for any subsequent breach of this Agreement.

         4.       Licensee's Right to Terminate.
                  -----------------------------

                  (a) LICENSEE may terminate this Agreement, in addition to any other remedies available to it if E-City has failed to perform or meet any material obligation, condition or term contained herein and failed to remedy the default within thirty (30) days after the receipt of written notice from LICENSEE to that effect.

                  (b) Notwithstanding the foregoing, this Agreement shall be automatically terminated if E-City becomes bankrupt, involuntary, voluntary or adjudicated, or at Licensee's discretion may terminate if E-City shall cease to function as a going concern by suspending or discontinuing its business, except for the decision to discontinue specific projects and periodic shutdowns in the ordinary course of business and interruptions caused by strike, labor dispute or any other events over which it has no control.

                  (c) Licensee's failure to resort to any remedy for breach hereunder shall not be deemed to be a waiver for any subsequent breach of this Agreement.

         5. Grant of License Rights. Subject to the conditions and terms contained herein, E-City grants to LICENSEE a global exclusive, transferable, (with the right to sublicense), to develop, to use, distribute, advertise, market, promote and sell the E-City Software in the Territory.

         6. E-City Software. The E-City Software contains all software listed on Exhibit B. E-City shall have no obligation to update, add-to, improve or otherwise support, in any fashion whatsoever, the E-City Software product. Licensee is responsible for any support of sublicensees of the product and specifically indemnifies and holds harmless E-City from any obligation for the same.

         7. E-City License Terms. E-City shall deliver and provide to LICENSEE the E-City Software currently available by October 31, 2003. Notwithstanding anything herein to the contrary, all proprietary right, title and interest in and unto the foregoing E-City Software, including the extension of those rights in the respective LICENSEE, shall remain the exclusive and sole proprietary property of E-City subject only to the rights to same granted to LICENSEE herein.

         8. E-City Compensation and Term of Agreement. In consideration of the E-City Software license rights granted herein by E-City to LICENSEE, and LICENSEE shall pay to E-City the following sums as described hereafter:

                  (a)      Initial Payment.   LICENSEE agrees to settle
                           current outstanding debts on terms agreeable to On Alert.
                  (b) LICENSEE will revenue share and pay E-City 5% of all gross sales of the mapping software herein described in this agreement.
                  (c) LICENSE will be responsible for all development and production of software and will retain ownership at the same 95/5 ration in any future products developed or improved.

         9. Territory. LICENSEE shall conform all sublicenses to include the restriction as to the Territory for their use.

         10. Additional E-City Software. E-City may provide to LICENSEE from time to time, at E-City's absolute and sole discretion, certain additional E-City Software products shall be required to be licensed to LICENSEE under this Agreement. Such additional products shall be subject to the same terms and conditions as pertain to the original Software.

         11.      Quality, Notices and Approvals.
                  ------------------------------

                  (a) LICENSEE represents and warrants that the quality and style of all promotional, advertising, marketing and packaging material relating to the Software, shall be of first class quality. LICENSEE shall not distribute, license, sell or allow use of the E-City Software which utilize the promotional, advertising, marketing and packaging material or trademarks associated therewith (hereinafter collectively called the "Trademark"), until E-City shall have examined and reviewed same and granted approval for the use thereof as described herein, which approval E-City shall not unreasonably withhold or delay.

                  (b) All promotional, advertising, marketing and packaging material displaying a Trademark for the E-City Software shall contain the following legal notices (or such other notices or legends as E-City may from time to time reasonably request) as appropriate to the respective E-City Software:

         "[any trademarks of E-City as described on Exhibit B hereto ("E-City Trademarks")] are registered trademarks of E-City
          Software, Inc., and used under license agreement."

         Whenever appropriate, LICENSEE shall also include the symbol (TM) or
         (R) next to a Trademark, wherever the Trademark is used by E-City and/or LICENSEE with the E-City Software. LICENSEE, in its use of the Trademark, will cause the foregoing legal notices or legends to appear on the Private Builds and on the promotional, advertising, marketing and packaging material related to same.

         13.      Goodwill of Trademark.
                  ---------------------

                  (a) LICENSEE acknowledges the value of the goodwill associated with the Trademark and that the Trademark is distinctive and has acquired secondary meaning. LICENSEE agrees, during the Term, and thereafter, never to challenge the rights of E-City or others in the Trademark.

                  (b) LICENSEE acknowledges and agrees that the Trademark, the goodwill associated with the Trademark, all rights pertaining to the Trademark and such further goodwill are and shall remain the exclusive property of E-City or the owners thereof. LICENSEE further acknowledges and agrees that its use of the Trademark pursuant to the conditions and terms of this Agreement shall not entitle LICENSEE to acquire any rights in the Trademark, other than the licensed rights to utilize same as described herein. By execution hereof, and to the extent possible under applicable law, LICENSEE hereby assigns to E-City all of its right, title and interest, if any, in and unto the Trademark, and further E-City agrees to execute and deliver such instruments and take such other action as may be required and requested by E-City to carry out the assignment contemplated herein.

                  (c) LICENSEE shall promptly comply on a prospective basis with all instructions and specifications from time to time communicated by E-City in connection with the use and display of the Trademark, not inconsistent with this Agreement.

         14. Trademark Protection. LICENSEE acknowledges that the trademarks, trade names and design marks ("Trademark") used by E-City and listed on Exhibit "B" attached hereto and incorporated herein by this reference are the proprietary and sole property of E-City or otherwise licensed to E-City for its use. LICENSEE shall not use the Trademark(s), except in the normal course of disclosure, advertising and marketing the E-City Software and shall appropriately designate the rights of the parties therein on such advertising and marketing materials. LICENSEE will distribute the E-City Software only under E-City's proprietary rights therein and shall take all reasonable action to protect E-City's rights therein. Upon termination of this Agreement, LICENSEE shall immediately cease the use of any of E-City's proprietary trademarks, trade names, design marks or rights.

         15.      Trademark Protection and Infringement.
                  -------------------------------------

                  (a)      [Intentionally Omitted]

                  (b)      LICENSEE agrees that it shall not, at any time:

                           (i) apply for any registration of any trademark or other designation, which would adversely affect E-City's rights in the Trademark;

                           (ii) file any document with any governmental authority or take any action which would adversely affect E-City's rights in the Trademark;

                           (iii)    use or authorize the use of any
                  trademark, trade name or other designation identical with or confusingly similar to the Trademark;

                           (iv) use the Trademark, or sell, offer to sell,
                  distribute or advertise the E-City Software in any manner that does not comply with the provisions of all applicable federal, state and local laws and regulations including, without limitation, those relating to the use of trademarks;

                           (v) use or display the Trademark in a manner which might be confusing or deceptive or might injure the good will and reputation associated with the Trademark; or

                           (vi) otherwise commit any act, which would create a
                  potential liability on the part of E-City or would adversely affect the goodwill and reputation of the Trademark.

                  (c) E-City shall have the right, but not the obligation, to prosecute, defend and/or settle at its own cost and expense and in its sole discretion, all actions, proceedings and claims involving the Trademark, and to take any other action that it deems proper or necessary for the protection and preservation of its rights in the Trademark. In its sole option, E-City may take any action described above in its own name, and/or in the name of LICENSEE, and LICENSEE will cooperate fully therewith. All expenses of any action taken by E-City to protect its interests in the Trademark shall be borne by E-City, and all relief granted in connection therewith shall be solely for the account of E-City, except as described herein where LICENSEE may participate in such action. In the event LICENSEE determines, in its absolute and sole discretion that it desires to participate with E-City in any action, proceeding and/or claim or to initiate its own action to protect its interests in the E-City Software which utilize the Trademark, then LICENSEE shall proportionately bear its portion of the expenses related to same with E-City, and shall proportionately benefit in the relief granted in connection therewith as it relates to Licensee's rights. LICENSEE shall notify E-City promptly of any adverse, pending or threatened action in respect of the Trademark, and of any use by third parties that would or might tend to be adverse to the rights of E-City, if said action against the Trademark or adverse use of the Trademark becomes known to LICENSEE.

         16.      Representations and Warranties.
                  ------------------------------

                  (a)      E-City represents and warrants to LICENSEE:

                           (i) that it is a Nevada corporation, duly organized, validly existing and in good standing under the laws of said State;

                           (ii) that it has the full right, power and authority to enter into and perform the obligations contemplated in this Agreement;

                           (iii) that this Agreement constitutes a legal, valid
                  and binding obligation of E-City, enforceable in accordance with its conditions and terms; and

                           (iv) that neither E-City nor any of its shareholders,
                  directors or officers is subject to, or a party to, any agreement, obligation, claim, action, order or judgment, in effect, pending or threatened, which would adversely affect or otherwise interfere with E-City's performance under this Agreement.

                           (v) that the E-City Software will function as
                 specified in accordance with the current version of the Help documentation that resides on the E-City Software.

                  (b)      LICENSEE represents and warrants to E-City:

                           (i)      that it is Nevada corporation, duly
                  organized, validly existing and in good standing under the laws of said state;

                           (ii) that it has the full right, power and authority to enter into and perform the obligations contemplated in this Agreement;

                           (iii) that this Agreement constitutes a legal, valid
                  and binding obligation of LICENSEE, enforceable in accordance with its conditions and terms;

                           (iv) that neither LICENSEE nor any of its
                  shareholders, directors or officers is subject to, or a party to, any agreement, obligation, claim, action, order or judgment, in effect, pending or threatened, which would adversely affect or otherwise interfere with Licensee's performance under this Agreement.

         17.      Indemnification.
                  ---------------

                  (a) LICENSEE hereby indemnifies E-City and holds E-City harmless and defends E-City from and against any and all claims, suits, losses, liabilities, causes of action, damages and costs (including reasonable attorneys' fees), or the settlement or avoidance thereof, arising out of any breach of Licensee's representations and warranties or breach of this Agreement. For purposes of this subparagraph, "LICENSEE" shall include Licensee's officers, directors, employees, agents, subsidiaries, parents and affiliates and partners.

                  (b) E-City hereby indemnifies LICENSEE and holds LICENSEE harmless and defends LICENSEE from and against any and all claims, suits, losses, liabilities, causes of action, damages and costs (including reasonable attorneys' fees), or the settlement or avoidance thereof, arising out of any breach of E-City's representations and warranties or this Agreement. For purposes of this subparagraph, "E-City" shall include E-City's officers, directors, employees, agents, subsidiaries, parents and affiliates.

                  (c) The provisions of this Section shall survive the termination or expiration of this Agreement.

         18.      E-City Software Ownership.
                  -------------------------

                  (a) Code Ownership. E-City has developed and owns, or has the licensed rights to use, and has copyright and trademark rights thereto where applicable, all of the proprietary software in object code form and all modifications or additions to such code (hereinafter collectively called "Proprietary Code") as is incorporated at any time in the E-City Software. The Proprietary Code may be expanded upon during the Term of this Agreement and shall remain under the exclusive ownership and control of E-City. LICENSEE acknowledges that it has no right, title or interest in or unto the Proprietary Code and further has no right, title or interest in or unto the E-City. By execution hereof, LICENSEE acknowledges and agrees that all property rights to the Proprietary Code shall remain the exclusive property of E-City, and to the extent possible under applicable law, LICENSEE hereby assigns to E-City all of its right, title and interest, if any, in and unto the Proprietary Code (to secure E-City's ownership of the Proprietary Code which is integrally incorporated therein) and further LICENSEE agrees to execute and deliver such instruments and take such other action as may be required and requested by E-City to carry out the assignment contemplated herein.

         19. Disclaimer. THE WARRANTIES IN THIS AGREEMENT REPLACE ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOSS OF PROFITS OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY PERFORMANCE OR NONPERFORMANCE HEREUNDER, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         20. Export Control. This Agreement is made subject to any applicable regulation, restrictions or orders on the export from the United States of America of control of commodities, technical data or of information concerning such technical data, which might be imposed from time to time by the United States of America. LICENSEE will not export, indirectly or directly, any of the LICENSEE or other E-City Software to any country for which the United States of America or any agency thereof requires governmental approval at the time of export without first obtaining an export license or requires the existence of an export license for same, and further subject to the requirement that LICENSEE must be able to export the LICENSEE to said country in accordance with this Agreement's conditions and terms.

         21. Shipment of Masters. E-City will ship the respective LICENSEE "Masters" to LICENSEE, or if LICENSEE desires to its Replicator designated through written instruction to E-City, and will utilize the shipment carrier and method instructed by LICENSEE in its order to arrange for the shipment of the respective Master and will insure same during such shipment. Such shipment from E-City to LICENSEE shall be from E-City's place of business to LICENSEE or Licensee's Replicator and all shipping, freight, tax and insurance charges therefore shall be License's responsibility. Risk of loss of the respective Master shall be Licensee's risk after E-City has delivered the respective Master to the appropriate carrier for shipment.

         22. Packaging. LICENSEE will distribute and market the respective LICENSEE, including any Updates, Upgrades or Add-Ons thereto (i.e., Supplemental Products), only under the covenants, conditions and terms of the Shrinkwrap License (hereinafter called the "Shrinkwrap License") attached hereto as Exhibit A and incorporated herein by this reference which LICENSEE shall ensure is included with each respective LICENSEE delivered by same. LICENSEE shall not, and will not exercise any authority to, make representations, warranties or statements concerning the LICENSEE that are inconsistent or exceed the Shrinkwrap License.

         23. Relationship. Nothing herein contained shall be construed to place LICENSEE and E-City in a relationship as partners, joint venturers, employer and employee, or principal and agent, respectively, and neither LICENSEE nor E-City shall have the power to bind or obligate the other party in any manner whatsoever.

         24. Assignment. Neither E-City nor LICENSEE shall sublicense, transfer or assign any rights herein granted, except (upon prior written notice to LICENSEE) to E-City's subsidiaries, affiliates or parents, or to Licensee's subsidiaries, affiliates or parents, without obtaining the other respective party's prior written approval, which approval shall not unreasonably be withheld or delayed, and, if granted, shall be conditioned upon the sublicensee's, transferee's, or assignee's agreement in writing to abide by the same obligations, conditions and terms applicable to the respective parties hereto.

         25. Notices. All notices, approvals and other communications provided for in this Agreement shall be made in writing and delivered personally or by certified or registered mail, return receipt requested, postage prepaid, to the parties at their addresses set forth below, or to such address as either party may specify by like written notice to the other and shall be deemed given when received. Failure to accept certified or registered mail shall be deemed a receipt thereof within ten (10) days after the first notice of delivery of the certified or registered mail. Any entity may change its address as designated herein by giving notice thereof as provided herein.

         If to LICENSEE:                    On Alert Systems, Inc.
                                            5147 South Harvard, Suite 138
                                            Tulsa, OK 74135


         If to E-City:                      E-City Software, Inc.
                                            1600 Canal Suite 1418
                                            New Orleans, LA 70112


or such other address either party from time to time specify in writing to the other.


         26. Mediation/Arbitration. Any controversy, claim, misunderstanding, cause of action, matter in question, breach or disagreement arising out of, or relating to, this Agreement (hereinafter called "Dispute") shall be decided by mediation or arbitration as follows:

                  (a) Mediation: The party seeking resolution of a Dispute (hereinafter called "Complaining Party") shall provide the other party (hereinafter called "Responding Party") with written notice describing the Dispute and requesting mediation (hereinafter called "Mediation Notice") thereof includes the naming therein of its proposed mediator. Within ten (10) calendar days of the delivery date of Mediation Notice, the respective parties shall appoint a mutually acceptable mediator (hereinafter called "Mediator") to resolve the Dispute. Within a reasonable period of time thereafter, not to exceed ten (10) calendar days after appointing the Mediator, the respective parties in controversy ("Dispute") shall submit their respective cases to the Mediator who shall hear the evidence and render a final decision thereon within three (3) calendar days after the close of the evidence. The respective parties agree that the mediation of the Dispute shall take place in New Orleans, LA or such other location mutually acceptable to the respective parties, and shall be governed by Louisiana law. Any decision or award rendered by the Mediator, and acceptable to the respective parties, shall be final and judgment thereon may be entered in accordance with applicable law in any Court having jurisdiction thereof. If the Mediator shall demand compensation for its services prior to mediation, then Complaining Party and Responding Party shall pay said Mediator expenses on a fifty-fifty (50-50) basis in advance of the mediation. The substantially prevailing party in mediation shall be entitled to recover all expenses and costs of mediation including its reasonable attorney's fees and any advanced Mediator's expenses from the non-prevailing party.

                  (b) Arbitration: In the event the respective parties do not select a mutually acceptable mediator within ten (10) calendar days of Mediation Notice, the Complaining Party shall notify the Responding Party in writing of its demand to arbitrate, and shall designate in such notice (hereinafter called "Arbitration Notice") the name of its arbitrator. Within ten (10) calendar days of the delivery date of Arbitration Notice, Responding Party shall select its arbitrator. Within twenty (20) calendar days of the delivery date of Arbitration Notice, the two (2) arbitrators so selected shall appoint a third arbitrator (third arbitrator hereinafter called "The Arbitrator"). Within thirty (30) calendar days of the delivery date of Arbitration Notice the respective parties in controversy ("Dispute") shall submit their respective cases to the panel of Arbitrators who shall hear the evidence and render a final decision thereon within three (3) calendar days after the close of the evidence. The respective parties agree that the arbitration shall take place in New Orleans, Louisiana or such other location mutually acceptable to the respective parties, and shall be governed by Louisiana law in accordance with the American Arbitration Association regulations and rules except as otherwise supplemented, modified or amended herein. The Arbitrator shall be empowered to take such procedural and discovery actions as the Arbitrator deems appropriate, to the same extent as a court acting pursuant to the Federal Rules of Civil Procedure. Any decision or award rendered by the Arbitrator shall be final and judgment thereon may be entered in accordance with applicable law in any court having jurisdiction thereof. If the Arbitrator shall demand compensation for their services prior to arbitration, then Complaining Party and Responding Party shall pay said Arbitrators' expenses on a fifty-fifty (50-50) basis in advance of the arbitration. The substantially prevailing party in arbitration shall be entitled to recover all expenses and costs of arbitration including its reasonable attorney's fees and any advanced Arbitrators' expenses from the non-prevailing party.

                  (c) Equitable Remedy. Notwithstanding this Agreement's conditions and terms relating to mediation and/or arbitration of Disputes, the respective parties acknowledge and agree that breach of certain of the covenants, conditions and terms of this Agreement, such as a breach creating irreparable harm, would have an inadequate remedy at law, and may not be adequately remedied by damages, and further consent and agree that temporary and/or permanent injunctive and other relief may be sought and pursued to prevent irreparable harm to either respective party for breach of this Agreement's covenants, conditions and terms without waiving the right to seek actual damages thereafter.

         27.      Miscellaneous.
                  -------------

                  (a) Legal Representation. Each party to this Agreement has been represented by counsel in the negotiation of this Agreement and accordingly, no provision of this Agreement shall be construed against a party due to the fact that it or its counsel drafted, dictated or modified this Agreement or any condition or term thereof.

                  (b) Further Instruments. Each party hereto shall, from time to time, execute and deliver such further instruments as any other party or parties or its counsel may reasonably request to effectuate the intent of this Agreement.

                  (c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, if and when applicable.

                  (d) Survival of Representations and Warranties. The respective representations, warranties and agreements of the respective parties to this Agreement and contained in this Agreement shall survive and remain in effect.

                  (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana. Wherever possible, each provision, condition and term of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision, condition or term of this Agreement, or any documentation executed and delivered hereto, shall be prohibited by or invalid under such applicable law, then such provision, condition or term shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision, condition or term or the remaining provisions, conditions and terms of this Agreement or any documentation executed and delivered pursuant hereto.

                  (f) Section Headings. The section headings inserted in this Agreement are for convenience only and are not intended to, and shall not be construed to, limit, enlarge or affect the scope or intent of this Agreement, nor the meaning of any provision, condition or term hereof.

                  (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                  (h) Entire Agreement. This Agreement contains the entire Agreement between the respective parties hereto and supersedes any and all prior agreements and understandings between the parties hereto relating to the subject matter hereof. No statement or representation of the respective parties hereto, their agents or employees, made outside of this Agreement, and not contained herein, shall form any part hereof or bind any party hereto. This Agreement shall not be supplemented, amended or modified except by written instrument signed by the respective parties hereto.

                  (i) Attorneys' Fees and Costs: In any Dispute arising out of or pertaining to this Agreement, the prevailing party, or substantially prevailing party in multiple claims as the case may be, shall be entitled to an award of its attorneys' fees and costs after a finally sustained determination or decision, whether incurred before, after or during mediation, arbitration, trial, or upon any appellate level.

                  (j) Time: Time is of the essence of this Agreement. When any time period specified herein falls upon a Saturday, Sunday or legal holiday, the time period shall be extended to 5:00 P.M. on the next ensuing business day.


         IN WITNESS WHEREOF, the undersigned respective parties have caused this Agreement to be executed in their names the day and year first above written.


Signed, sealed and delivered in the                  "LICENSEE"
presence of:

                                    On Alert

                                    On Alert Systems, Inc., a Nevada corporation


                                    By: /s/ William C. Robinson
                                      --------------------------

                                    Its: Chief Executive Officer




                                    "E-CITY"

                                     E-CITY SOFTWARE, INC., a Nevada corporation



                                     By: /s/ William C. Robinson
                                       ---------------------------

                                     Its: Chief Executive Officer



                                  Exhibit List




 EXHIBIT A - Shrink wrap license


 EXHIBIT B - E-City Trademarks and Software

                                    EXHIBIT A
                            End User Software License



IMPORTANT -- READ CAREFULLY: This E-City End-User License Agreement ("EULA") is a legal agreement between you (either an individual or a single entity) ("You") and E-City Software, Inc. ("E-City") for the E-City software product identified above, which includes computer software and may include associated media, printed materials, and "online" or electronic documentation ("SOFTWARE PRODUCT"). By installing, copying, or otherwise using the SOFTWARE PRODUCT, You agree to be bound by the terms of this EULA. If You do not agree to the terms of this EULA, do not install, copy or use the SOFTWARE PRODUCT.

[GRAPHIC OMITTED]

                            SOFTWARE PRODUCT LICENSE


The SOFTWARE PRODUCT is protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The SOFTWARE PRODUCT is licensed, not sold.


1. GRANT OF LICENSE. This EULA grants You the following rights:

o Software License. E-City grants You the right to make and use as many copies of the SOFTWARE PRODUCT as You have validly licensed copies of E-City Trademarked software(R). You may also make copies of the SOFTWARE PRODUCT for backup and archival purposes.


2. DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

o Maintenance of Copyright Notices. You must not remove or alter any copyright notices on all copies of the SOFTWARE PRODUCT.

o Limitations on Reverse Engineering, Decompilation, and Disassembly. You may not reverse engineer, decompile, or disassemble the SOFTWARE
         PRODUCT, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

o Separation of Components. The SOFTWARE PRODUCT is licensed as a single product. Its component parts may not be separated for use on more than one computer.


     o Performance or Benchmark Testing. You may not disclose the results of any benchmark test of the SOFTWARE PRODUCT to any third party without E-City's prior written approval.

o Support Services. E-City does not provide support of any kind for the Product.

o Software Transfer. You may permanently transfer all of Your rights under this EULA (i) only in conjunction with a permanent transfer of Your validly licensed copy or copies of E-City trademarked software (R); (ii) provided You retain no copies;
         (iii) Your transfer all of the SOFTWARE PRODUCT (including all component parts, the media and printed materials, any upgrades; (iv) if applicable, You include the Certificate of Authenticity, and (v) the recipient agrees to the terms of this EULA. If the SOFTWARE PRODUCT is an upgrade, any transfer must include all prior versions of the SOFTWARE PRODUCT; (vi) the sole and exclusive global licensed use of the mapping software.

o Termination. Your rights under this EULA terminate upon the termination of Your E-City Software (R); operating system EULA. Without prejudice to any other rights, E-City may terminate this EULA if You fail to comply with the terms and conditions of this EULA.
         In such event, You must destroy all copies of the SOFTWARE PRODUCT and all of its component parts.


3. UPGRADES. If the SOFTWARE PRODUCT is labeled as an upgrade, You must be properly licensed to use a product identified by E-City as being eligible for the upgrade in order to use the SOFTWARE PRODUCT. A SOFTWARE PRODUCT labeled as an upgrade replaces and/or supplements the product that formed the basis for your eligibility for the upgrade. You may use the resulting upgraded product only in accordance with the terms of this EULA. If the SOFTWARE PRODUCT is an upgrade of a component of a package of software programs that You licensed as a single product, the SOFTWARE PRODUCT may be used and transferred only as part of that single product package and may not be separated for use on more than one computer.


4. COPYRIGHT. All title, including but not limited to copyrights, in and to the SOFTWARE PRODUCT and any copies thereof are owned by E-City or its suppliers. All title and intellectual property rights in and to the content which may be accessed through use of the SOFTWARE PRODUCT is the property of the respective content owner and may be protected by applicable copyright or other intellectual property laws and treaties. This EULA grants You no rights to use such content. All rights not expressly granted are reserved by E-City.


5. U.S. GOVERNMENT RESTRICTED RIGHTS. The SOFTWARE PRODUCT is provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is E-City Software, Inc.


6. EXPORT RESTRICTIONS. You agree that You will not export or re-export the SOFTWARE PRODUCT to any country, person, entity or end user subject to U.S.A. export restrictions. Restricted countries currently include, but are not necessarily limited to Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria. You warrant and represent that neither the U.S.A. Bureau of Export Administration nor any other federal agency has suspended, revoked or denied Your export privileges.


7. NO WARRANTIES. E-City expressly disclaims any warranty for the SOFTWARE PRODUCT. THE SOFTWARE PRODUCT AND ANY RELATED DOCUMENTATION IS PROVIDED "AS IS" WITHOUT WARRANTY OR CONDITION OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT. THE ENTIRE RISK ARISING OUT OF USE OR PERFORMANCE OF THE SOFTWARE PRODUCT REMAINS WITH You.


8. LIMITATION OF LIABILITY. In no event shall E-City or its suppliers be liable for any damages whatsoever (including, without limitation, damages for loss of business profits, business interruption, loss of business information, or any other pecuniary loss) arising out of the use of or inability to use the SOFTWARE PRODUCT, even if E-City has been advised of the possibility of such damages. Because some states and jurisdictions do not allow the exclusion or limitation of liability for consequential or incidental damages, the above limitation may not apply to You.

[GRAPHIC OMITTED]

                                  MISCELLANEOUS


This EULA is governed by the laws of the State of Louisiana.

                                    EXHIBIT B
                         E-CITY TRADEMARKS AND SOFTWARE

     E-City Software
     TaxiDispatch
     3D CityMap
     Cartographics
     3D HealthMap
     3D DefenseMap
     2D CityMap